UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2012

Discover Card Execution Note Trust

(Exact name of issuing entity in respect of the notes as specified in charter)

Discover Card Master Trust I

(Exact name of issuing entity in respect of the Series 2007-CC Collateral Certificate as specified in charter)

Discover Bank

(Exact name of sponsor and depositor as specified in charter)

Delaware (State of Organization)	333-141703-02 000-23108 033-54804 (Commission File Numbers)	51-0020270 (IRS Employer Identification No.)

c/o Discover Bank

12 Read’s Way

New Castle, Delaware                                                                                              19720

(Address of principal executive offices)                                                                  (Zip Code)

Registrant’s Telephone Number, including area code:  (302) 323-7315

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

Discover Bank, on behalf of the holder of the Seller Certificate, has previously designated for Discover Card Master Trust I (the “Trust”) certain Discover Card accounts originated by Discover Bank pursuant to the Second Amended and Restated Pooling and Servicing Agreement dated as of June 4, 2010, as amended (the “Pooling and Servicing Agreement”), between Discover Bank, as Master Servicer, Servicer and Seller and U.S. Bank National Association, as Trustee.  Capitalized terms used in this Item 8.01 and not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement, which is on file with the SEC.

As of June 30, 2012, the Receivables in the Accounts designated for the Trust totaled $33,004,180,429.60 and the total number of Accounts was 21,315,233.  Also, as of June 30, 2012, the average account balance was $2,776 (using 11,889,168 active accounts designated for the Trust for which cardmembers had a balance, a monetary transaction, or authorization within the past month), and the average credit limit was $9,703.

Current Composition and Distribution of the Accounts

We have set forth additional information below about the Accounts that are designated for the Trust.

Geographic Distribution.  As of June 30, 2012, the following nine states had the largest Receivables balances and comprised over 50% of the Receivables:

State	Percentage of Total Receivables
California.................................	8.6%
Texas.......................................	8.3%
New York................................	6.4%
Illinois......................................	5.9%
Florida.....................................	5.8%
Pennsylvania..........................	5.2%
Ohio.........................................	4.6%
New Jersey.............................	3.7%
Michigan.................................	3.2%
Other States............................	48.3%
Total........................................	100.0%

Since the largest amounts of outstanding Receivables (approximately 5% or more of total Receivables) were with cardmembers whose billing addresses were in California, Texas, New York, Illinois, Florida, Pennsylvania and Ohio, adverse changes in the business or economic conditions in these states could have an adverse effect on the performance of the Receivables.

Credit Limit Information. As of June 30, 2012, the Accounts had the following credit limits:

Credit Limit	Receivables Outstanding ($000’s)	Percentage of Total Receivables	Number of Accounts	Percentage of Total Accounts
Less than or equal to $5,000.00	$ 2,492,006	7.5%	4,381,667	20.6%
$5,000.01 to $10,000.00	$ 8,752,116	26.5%	6,817,371	32.0%
$10,000.01 to $15,000.00	$ 13,948,702	42.3%	8,322,083	39.0%
Over $15,000.00	$ 7,811,356	23.7%	1,794,112	8.4%
Total	$ 33,004,180	100.0%	21,315,233	100.0%

Account Balance Information.  As of June 30, 2012, the Accounts had the following balances:

Account Balance	Receivables Outstanding ($000’s)	Percentage of Total Receivables	Number of Accounts	Percentage of Total Accounts

Credit Balance.........................................................	$ (27,728)	-0.1%	363,910	1.7%
No Balance...............................................................	$ -	0.0%	10,021,769	47.0%
$0.01 to $5,000.00....................................................	$ 11,183,557	33.9%	8,500,681	39.9%
$5,000.01 to $10,000.00...........................................	$ 11,869,708	36.0%	1,656,383	7.8%
$10,000.01 to $15,000.00.........................................	$ 7,666,437	23.2%	635,877	3.0%
Over $15,000.00.......................................................	$ 2,312,206	7.0%	136,613	0.6%
Total..........................................................................	$ 33,004,180	100.0%	21,315,233	100.0%

Seasoning.  As of June 30, 2012, all of the Accounts were at least 36 months old.  The ages of the Accounts as of June 30, 2012 were distributed as follows:

Age of Accounts	Percentage of Total Accounts	Percentage of Total Receivables
Less than 12 Months.................................................................................	0.0%	0.0%
12 to 23 Months.........................................................................................	0.0%	0.0%
24 to 35 Months.........................................................................................	0.0%	0.0%
36 to 47 Months.........................................................................................	0.4%	0.4%
48 to 59 Months.........................................................................................	2.5%	2.6%
60 Months and Greater..............................................................................	97.1%	97.0%
Total.............................................................................................................	100.0%	100.0%

Delinquency Information.  As of June 30, 2012, the Accounts in the Trust had the following delinquency statuses:

	Receivables Outstanding ($000’s)	Percentage of Total Receivables
Total Receivables..........................	$ 33,004,180	100.00%
Receivables Delinquent:
30 to 59 Days..................................	$ 174,587	0.53%
60 to 89 Days..................................	$ 130,714	0.40%
90 to 119 Days................................	$ 114,113	0.34%
120 to 149 Days..............................	$ 104,870	0.32%
150 to 179 Days..............................	$ 95,878	0.29%
180 Days and Greater....................	$ -	0.00%
Total Delinquent............................	$ 620,162	1.88%

	Number of Accounts	Percentage of Total Accounts
Total Accounts.............................	22,315,233	100.00%
Accounts Delinquent:
30 to 59 Days.................................	30,705	0.14%
60 to 89 Days.................................	21,044	0.10%
90 to 119 Days...............................	17,019	0.08%
120 to 149 Days.............................	14,705	0.07%
150 to 179 Days.............................	13,358	0.06%
180 Days and Greater...................	-	0.00%
Total Delinquent...........................	96,831	0.45%

Minimum Monthly Payment and Full Balance Payment Rates.  Discover Bank calculates the monthly rate of cardmembers that made only the contractual monthly minimum payment due and the monthly rate of cardmembers that paid their full balance due as a percentage of the total Accounts in each case as of the beginning of the month.  The rates below are the average of monthly rates for the six months ended June 30, 2012.

Six Months Ended June 30, 2012
Minimum Monthly Payment Rate.............	8.47%
Full Balance Payment Rate......................	20.04%

Balance Reductions.  The Accounts designated for the Trust may have balance reductions granted for a number of reasons, including merchandise refunds, returns, and fraudulent charges. As of the six months ended June 30, 2012, the average monthly balance reduction rate for the Accounts designated for the Trust attributable to such refunds, returns and cardmember fraud was 0.60%.

Distribution of the Accounts by FICO® Score.  A FICO® score is a measurement derived from a proprietary credit scoring method owned by Fair Isaac Corporation to determine the likelihood that credit users will pay their bills.  Although Fair Isaac Corporation discloses only limited information about the variables it uses to assess credit risk, those variables likely include, but are not limited to, debt level, credit history, payment patterns (including delinquency experience), and level of utilization of available credit.  FICO® scores for any one individual may be determined by up to three independent credit bureaus.  In determining whether to grant credit to a potential account holder, Discover Bank uses a FICO® score as reported by one particular credit bureau.  Therefore, certain FICO® scores for an individual account holder based upon information collected by other credit bureaus could be different from the FICO® score used by Discover Bank.  FICO® scores of an individual may change over time, depending on the conduct of the individual, including the individual’s usage of his or her available credit, and changes in credit score technology used by Fair Isaac Corporation.

FICO® scores are based on independent, third-party information, the accuracy of which we cannot verify.  Discover Bank does not use standardized credit scores, such as a FICO® score, alone to determine the credit limit or other terms that are approved or applied on an account.  Rather, a FICO® score is one of many factors used by Discover Bank to assess an individual’s credit and default risk prior to initially approving an account or changing the terms of an account.  To the extent available, FICO® scores are generally obtained at origination of the account and monthly or quarterly thereafter.  Because the composition of the Accounts designated for the Trust may change over time, this table is not necessarily indicative of FICO® scores at origination of the Accounts or the composition of the accounts in the Trust at any specific time thereafter.

The following table reflects the Receivables as of June 30, 2012, and the composition of Accounts by FICO® score as refreshed during June 2012:

FICO® Credit Score Range (1)(2)	Receivables Outstanding ($000)	Percentage of Total Receivables
No Score......................................................................	$ 128,316	0.39%
Less than 600..............................................................	$ 1,829,279	5.54%
600 to 659.....................................................................	$ 3,852,495	11.67%
660 to 719.....................................................................	$ 10,164,945	30.80%
720 and above.............................................................	$ 17,029,145	51.60%
Total.............................................................................	$ 33,004,180	100.00%

(1)        FICO® is federally registered service mark of Fair Isaac Corporation.

(2)        Starting in September 2011, Discover Bank began using FICO® scores derived from a more current credit scoring model as one factor to assess the credit and default risk of the Discover card portfolio, including the accounts designated for the Trust.

Static Pool Information

Static pool information (Trust delinquency rates, charge-off rates, payment rates and yield) regarding the historical performance of the receivables for the Accounts based on the date of their origination is set forth below.  The origination date for each Account is the date on which the Account is opened. For each Account designated for the Trust, performance data is based on the Account’s performance on and after the date on which such Account was added to the Trust. Additional accounts were last designated for the Trust as of October 1, 2008; therefore, no accounts originated in years 2009 through 2012 are currently included in the Trust.

Delinquency Rates by Vintage.  The following table sets forth the delinquency rates as of each period shown for the Accounts in the Trust. Discover Bank calculates the delinquency rates for each vintage by dividing receivables delinquent 30 or more days for such vintage, as of the end of the applicable period, by the total receivables outstanding for such vintage.  Delinquency rates are grouped by the calendar year of Account origination and for the total Trust.

Delinquency Rates 30-179 Days	As of June 30,	As of December 31,
Originations	2012	2011	2010	2009	2008
2012	0.00%
2011	0.00%	0.00%
2010	0.00%	0.00%	0.00%
2009	0.00%	0.00%	0.00%	0.00%
2008	2.46%	3.09%	4.99%	6.99%	3.10%
2007 and Prior	1.87%	2.31%	3.90%	5.47%	4.95%

Total.........................................	1.88%	2.32%	3.91%	5.49%	4.92%

The following table sets forth the delinquency rates for certain vintage segments of the Trust. Delinquency rates for Accounts originated in certain calendar years are shown as of the end of the calendar year in which they were originated (year 1), and as of the end of subsequent calendar years. Years corresponding to 2012 delinquencies are shown as of June 30.

Delinquency Rates 30-179 Days
Originations	Year 1	Year 2	Year 3	Year 4	Year 5
2012	0.00%
2011	0.00%	0.00%
2010	0.00%	0.00%	0.00%
2009	0.00%	0.00%	0.00%	0.00%
2008	3.10%	6.99%	4.99%	3.09%	2.46%

Net Charge-off Rates by Vintage.  The following table sets forth the net charge-off rates for each period shown for the Accounts in the Trust. Discover Bank calculates the net charge-off rates for each vintage for each period by dividing gross principal charge-offs, net of principal recoveries, with respect to such vintage for the applicable period by the average of the beginning of month principal receivables for such vintage for each month in such period and annualizing such net charge-off rates.  Net charge-offs are grouped by the calendar year of Account origination and for the total Trust.

Net Charge-off Rate	Six Months ended June 30,	Twelve Months ended December 31,
Originations	2012	2011	2010	2009	2008
2012	0.00%
2011	0.00%	0.00%
2010	0.00%	0.00%	0.00%
2009	0.00%	0.00%	0.00%	0.00%
2008	4.39%	6.56%	12.15%	9.92%	2.16%
2007 and Prior	2.62%	4.20%	7.74%	8.24%	5.49%

Total.........................................	2.64%	4.22%	7.78%	8.29%	5.47%

The following table sets forth the net charge-off rates for certain vintage segments of the Trust. Net charge-off rates for accounts originated in certain calendar years are shown for the first calendar year in which they were originated (year 1), and for subsequent calendar years. Years corresponding to 2012 net charge-offs are shown for the six months ended June 30.

Net Charge-off Rate
Originations	Year 1	Year 2	Year 3	Year 4	Year 5
2012	0.00%
2011	0.00%	0.00%
2010	0.00%	0.00%	0.00%
2009	0.00%	0.00%	0.00%	0.00%
2008	2.16%	9.92%	12.15%	6.56%	4.39%

Payment Rate by Vintage.  The following table sets forth the payment rates for each period shown for the Accounts in the Trust. Discover Bank calculates the payment rates for each vintage for each period by dividing total collections for such vintage during the applicable period by the sum of beginning of month receivables for such vintage for each month in the applicable period.  Payment rates are grouped by the calendar year of account origination and for the total Trust.

Payment Rate	Six Months ended June 30,	Twelve Months ended December 31,
Originations	2012	2011	2010	2009	2008
2012	0.00%
2011	0.00%	0.00%
2010	0.00%	0.00%	0.00%
2009	0.00%	0.00%	0.00%	0.00%
2008	14.31%	13.60%	12.24%	11.18%	10.44%
2007 and Prior	22.61%	22.07%	20.57%	18.64%	19.81%

Total.........................................	22.50%	21.96%	20.48%	18.54%	19.77%

Yield by Vintage.  The following table sets forth the yield for each period shown for the Account in the Trust. Discover Bank calculates the yields for each vintage for each period by dividing the finance charges for such vintage for the applicable period by the average of the beginning of month principal receivables for such vintage for each month in such period and annualizing such yields.  Yields are grouped by the calendar year of Account origination and for the total Trust. Finance charges include periodic finance charges, cash advance item charges, late fees, overlimit fees, and other fees, all net of write-offs. The following table also sets forth the yield including interchange. Yield related to principal collections made available through reallocation from DCMT Series 2009-SD (applicable for periods from September 2009 to December 2011) is not set forth below.

Yield	Six Months ended June 30,	Twelve Months ended December 31,
Originations	2012	2011	2010	2009	2008
2012	0.00%
2011	0.00%	0.00%
2010	0.00%	0.00%	0.00%
2009	0.00%	0.00%	0.00%	0.00%
2008	14.49%	14.49%	14.28%	12.47%	8.34%
2007 and Prior	14.44%	14.64%	15.14%	15.19%	15.83%

Trust Average Yield……….	14.45%	14.64%	15.13%	15.16%	15.79%
Trust Average Yield Including Interchange……..	18.54%	18.79%	18.98%	18.49%	19.16%

Historical Performance of the Accounts

Monthly performance information for the Accounts in the Trust, including charge-off rates, payment rates and yield, is made available in connection with the Trust's Form 10-D filings.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Discover Bank

(as Depositor for Discover Card Master Trust I and Discover Card Execution Note Trust)

Date: July 25, 2012                                By:       /s/ Michael F. Rickert

Michael F. Rickert

Vice President, Chief Financial Officer and Treasurer